UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 30, 2015

OPC RESIDENTIAL PROPERTIES TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55293	47-1601309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 2770

Los Angeles, CA

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (310) 728-1201

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Fiscal Year

On March 30, 2015, the board of directors of OPC Residential Properties Trust, Inc. (the “Company”) changed the Company’s fiscal year from a fiscal year ending March 31st of each year to a fiscal year ending June 30th of each year, with the Company’s first fiscal year to end on June 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPC RESIDENTIAL PROPERTIES TRUST, INC.

Date: March 30, 2015	By:	/s/ Charles P. Toppino
Charles P. Toppino
Chief Executive Officer and President